Exhibit 99.77(q)

Item 77Q- Exhibits

(a)(1)

Plan of Liquidation and Dissolution of Series with respect to ING Index Plus International Equity Fund, effective February 22, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(a)(2) Amendment No. 46 dated January 10, 2013 to the Amended and Restated Declaration of Trust (ING Global Perspectives Fund) – Filed  as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(d)(1) Reduction letter dated March 1, 2013 (ING International Small Cap Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(d)(2) Waiver Letter dated December 3, 2012 regarding the investment management fee for Class P shares of ING Global Bond Fund – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(d)(3) Amended Schedule A, effective March 28, 2013, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013.

(d)(4) Amended Schedule A with respect to Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(d)(5)Termination letter, effective November 13, 2012 (ING International Value Choice Fund) with respect to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(d)(6)Termination letter, effective November 13, 2012 (ING Global Value Choice Fund) with respect to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(d)(7)Termination letter, effective November 14, 2012 (ING Greater China Fund) with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia Pacific (Hong Kong) Limited – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(d)(8) Termination letter, effective April 14, 2013 (ING International Small Cap Fund) with respect to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. – Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(d)(9) Amended Schedule A, effective April 30, 2013, with respect to Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP dated February 1, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form N-1A Registration Statement on March 31, 2013.